SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2003

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99 NEWS RELEASE

Item 9. Regulation FD Disclosure.

On May 16, 2003, The Progressive Corporation (the “Company”) issued a News Release containing certain selected underwriting results of the Company for the month of April 2003 (the “News Release”). A copy of the News Release is attached hereto as Exhibit 99. This information is being furnished under this Item 9 and under Item 12 (Results of Operations and Financial Condition), pursuant to SEC Release No. 33-8216.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	May 16, 2003

THE PROGRESSIVE CORPORATION

By: /s/ W. Thomas Forrester Name: W. Thomas Forrester Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Under Reg. S-K	Form 8-K
Item 601	Exhibit No.	Description

99	99	News Release dated May 16, 2003, containing certain selected underwriting results of The Progressive Corporation for the month of April 2003